Exhibit 10.8

EXECUTION COPY

FIRST AMENDMENT dated as of May 18, 2015 (this “Agreement”), to the Second Lien Credit Agreement dated as of January 24, 2014, as amended (the “Second Lien Credit Agreement”), among PSAV INTERMEDIATE CORP., a Delaware corporation (“Holdings”), AVSC HOLDING CORP., a Delaware corporation (the “Borrower”), the SUBSIDIARIES of the Borrower party hereto, as guarantors, the LENDERS party thereto (the “Lenders”) and BARCLAYS BANK PLC, as administrative agent for the Lenders and as collateral agent for the Secured Parties (as defined in the Second Lien Credit Agreement) (in such capacities, the “Administrative Agent”).

WHEREAS, the Borrower desires to obtain on the First Amendment Effective Date (as defined below) (a) Incremental Term Loans (as defined in the First Lien Credit Agreement) in an aggregate principal amount of $180,000,000, which will have terms identical to those of the Initial Term Loans (as defined in the First Lien Credit Agreement) and (b) Additional Revolving Credit Commitments (as defined in the First Lien Credit Agreement) in an aggregate amount of $15,000,000, which will have terms identical to those of the Initial Revolving Credit Commitments (as defined in the First Lien Credit Agreement), in each case, under and pursuant to Section 2.21(a) of the First Lien Credit Agreement (collectively, the “First Lien Upsize”).

WHEREAS, the Borrower desires to amend the Second Lien Credit Agreement (a) in connection with the First Lien Upsize, (b) to permit the Special Dividend (as defined below) and (c) to effect the other amendments set forth below.

WHEREAS, the Administrative Agent and each Lender is willing to agree to the proposed amendments set forth herein, in each case on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including the recitals hereto) shall have the meanings assigned to them in the Second Lien Credit Agreement.

SECTION 2. Reserved.

SECTION 3. Reserved.

SECTION 4. Amendments to the Second Lien Credit Agreement. The Second Lien Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Second Lien Credit Agreement is hereby amended as follows:

(i) The following definitions are hereby added in the appropriate alphabetical order:

“First Amendment” means the First Amendment dated as of May 18, 2015, to this Agreement.

“First Amendment Effective Date” means May 18, 2015.

“First Amendment to First Lien Credit Agreement” means the First Amendment dated as of May 18, 2015 to the First Lien Credit Agreement.

“Public Company Costs” means, as to any Person, costs associated with or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, costs relating to compliance with the provisions of the Securities Act and the Exchange Act, as applicable to companies with equity or debt securities held by the public, and the rules of national securities exchanges, as applicable to companies with listed equity or debt securities, listing fees, independent directors’ compensation, fees and expense reimbursement, costs relating to investor relations (including any such costs in the form of investor relations employee compensation), shareholder meetings and reports to shareholders or debtholders, directors’ and officers’ insurance, legal and other professional fees and/or other costs or expenses, in each case, to the extent arising solely as a result of becoming or being a public company.

“Special Dividend” means a special dividend paid by Borrower to Holdings (which shall be used by Holdings to pay a special dividend to the holders of its Equity Interests) in an amount not to exceed $174,131,000.

(ii) The definition of “Alternate Base Rate” is hereby amended to insert at the end of the first sentence thereof the following:

“; provided that in no event shall the Alternate Base Rate be less than zero”.

(iii) Clause (b)(v) of the definition of “Consolidated Adjusted EBITDA” is hereby amended (1) to insert immediately after subclause (B) thereof “, (C) Public Company Costs” and (2) to redesignate previous subclause (C) thereof as subclause (D).

(iv) The definition of “Eurocurrency Rate” is hereby amended (A) to delete the period at the end of clause (c) thereof and (B) to insert at the end of the definition the following:

“; provided, in each case, that in no event shall the applicable Eurocurrency Rate be less than zero.”

(v) The definition of “Federal Funds Effective Rate” is hereby amended to insert at the end thereof the following:

“; provided that in no event shall the Federal Funds Effective Rate be less than zero”.

(vi) Reserved.

(vii) Reserved.

(viii) The definition of “Permitted Acquisition” is hereby amended (A) to replace the amount “$44,000,000” in clause (c) thereof with the amount “$99,000,000”, (B) to replace the percentage “5.00%” in clause (c) thereof with the percentage “8.80%” and (C) to insert after the words “acquired after the Closing Date” in clause (c) thereof the following parenthetical:

“(but disregarding any such acquisitions consummated prior to the First Amendment Effective Date)”.

(ix) Reserved.

(x) Reserved.

(b) Section 1.03 of the Second Lien Credit Agreement is hereby amended to insert at the end thereof the following:

“For purposes of Section 2.21 and the definition of “Incremental Cap”, (A) notwithstanding anything to the contrary set forth in such Section, any Incremental Facility (as defined in the First Lien Credit Agreement) incurred or established on or prior to the First Amendment Effective Date shall be disregarded for purposes of determining usage of, and remaining availability under, clause (x) of Section 2.21(a), (B) to the extent of availability under any applicable leverage ratio based prong under the Incremental Cap, such availability will be deemed to be used, in connection with any incurrence or establishment of any Incremental Facility or any Incremental Equivalent Debt, prior to the usage of the Fixed Incremental Amount and (C) in the case of incurrence or establishment of any Incremental Facility or any Incremental Equivalent Debt in reliance in part on any leverage ratio based prong under the Incremental Cap and in part on the Fixed Incremental Amount prong, the portion incurred in reliance on the Fixed Incremental Amount shall be disregarded for purposes of testing under the applicable leverage ratio based prong under the Incremental Cap. For purposes of Sections 6.01 and 6.02, (x) to the extent of availability under any applicable leverage based basket set forth therein, such availability will be deemed to be used prior to the usage of any applicable fixed amount set forth therein and (y) in the case of any incurrence of Indebtedness or Lien in reliance on any leverage ratio based basket set forth therein, for purposes of calculating whether such ratio has been satisfied in connection with such incurrence any other Indebtedness or Lien that is substantially concurrently incurred in reliance on any provision thereof that does not require compliance with any financial ratio or test shall be disregarded in the calculation of such ratio, even if such other Indebtedness or Lien is of the same tranche or series (or, in the case of Liens, secures Indebtedness of the same tranche or series) as such Indebtedness being incurred in reliance on a basket that requires compliance with such ratio.”

(c) Reserved.

(d) Reserved.

(e) Reserved.

(f) Reserved.

(g) Section 2.16 of the Second Lien Credit Agreement is hereby amended to insert a new paragraph (i) at the end thereof as follows:

“(i) FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(h) Clause (iv) of the second proviso to Section 2.21(a) of the Second Lien Credit Agreement is hereby amended to add the following parenthetical at the end of subclause (w) thereof:

“(and if Term Loans of a single Class are incurred at different times with different amounts of original issue discount or upfront fees, the smallest amount of original issue discount or upfront fees applicable to any such Term Loans shall, solely for purposes of this clause (w), be deemed to have been applicable to all the Term Loans of such Class)”.

(i) Section 5.01 of the Second Lien Credit Agreement is hereby amended by deleting paragraph (m) thereof and redesignating the subsequent paragraph as the new paragraph (m) thereof.

(j) Section 6.04(a) of the Second Lien Credit Agreement is hereby amended (i) to replace the words “costs or expenses associated with complying with the requirements or regulations in connection with becoming or continuing to be a public company (including costs and expenses incurred in connection with compliance with Sarbanes-Oxley)” in subclause (i)(A) thereof with “any Public Company Costs”, (ii) to delete the word “and” at the end of subclause (xi) thereof, (iii) to replace the period at the end of subclause (xii) thereof with “; and” and (iv) to insert the following new subclause (a)(xiii) at the end thereof:

“(xiii) the Borrower may pay the Special Dividend.”

(k) Section 6.06(d)(iii) of the Second Lien Credit Agreement is hereby amended (i) to replace the amount “$33,000,000” with the amount “$88,000,000”, (iii) to replace the percentage “3.60%” with the percentage “7.70%” and (iii) to insert immediately after the words “the aggregate amount of any such Investments outstanding at any time” the following new parenthetical:

“(but disregarding any such Investments consummated prior to the First Amendment Effective Date)”.

SECTION 5. Fees. The Borrower agrees to pay on the First Amendment Effective Date to the Administrative Agent, for the account of each Lender, an amendment fee in an amount equal to 0.75% of the aggregate principal amount of the Term Loans of each Lender outstanding on the First Amendment Effective Date.

SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Holdings (solely to the extent applicable to it), the Borrower and the other Loan Parties, on behalf of themselves and their respective Subsidiaries, represents and warrants to the Administrative Agent and the Lenders party hereto that, as of the First Amendment Effective Date and after giving effect to this Agreement and the transactions contemplated hereby (including the payment of the Special Dividend) and the First Lien Upsize:

(a) The execution, delivery and performance of this Agreement are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action of such Loan Party. This Agreement has been duly executed and delivered by such Loan Party, and this Agreement and the Second Lien Credit Agreement, as amended by this Agreement, each constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity and principles of good faith and dealing.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (and, for purposes of Section 3.12 of the Second Lien Credit Agreement, with each reference therein to the “Closing Date” being deemed to be a reference to the “First Amendment Effective Date”), except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct in all material respects on and as of such earlier date.

(c) No Default or Event of Default has occurred and is continuing or would result therefrom.

SECTION 7. Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent (the first date of the satisfaction thereof is referred to as the “First Amendment Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received from Holdings, the Borrower, each other Loan Party, each Lender and the Administrative Agent either (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission) that such party has signed a counterpart of this Agreement.

(b) Reserved.

(c) Reserved.

(d) Reserved.

(e) (i) The Administrative Agent shall have received all fees required to be paid under Section 5 of this Agreement and (ii) the Administrative Agent and the Lenders shall have received reimbursement of all expenses required to be paid or reimbursed by the Borrower and for which invoices have been presented at least one Business Day prior to the First Amendment Effective Date.

(f) Reserved.

(g) Reserved.

(h) The First Lien Credit Agreement shall have been amended to permit the Tack-On Incremental Term Commitment (as defined therein), the Tack-On Revolving Credit Commitments (as defined therein) and the Special Dividend and to effect other covenant modifications that are contemplated by this Agreement (subject to, in the case of any basket modifications, preservation of the corresponding cushion), in each case in the manner reasonably satisfactory to the Lenders.

(i) The Intercreditor Agreement shall have been amended to amend the definition therein of “Cap Amount” in a manner reasonably satisfactory to the Administrative Agent and GSO.

SECTION 8. Reaffirmation by the Loan Parties. Without limiting its obligations under or the provisions of the Second Lien Credit Agreement, as amended by this Agreement, and the Collateral Documents, each Loan Party hereby (a) reserved, (b) affirms and confirms its guaranty obligations under Article 10 of the Second Lien Credit Agreement and its pledges, grants, indemnification obligations and other commitments and obligations under the Second Lien Credit Agreement and each Collateral Document to which it is a party, in each case after giving effect to this Agreement, (c) agrees that each Collateral Document to which it is a party and all guarantees, pledges, grants and other commitments and obligations thereunder and under the Second Lien Credit Agreement shall continue to be in full force and effect following the effectiveness of this Agreement and (d) confirms that all of the Liens and security interests created and arising under the Collateral Documents remain in full force and effect, and are not released or reduced, as collateral security for the Secured Obligations.

SECTION 9. Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Second Lien Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Second Lien Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Second Lien Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the First Amendment Effective Date, each reference in the Second Lien Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Second Lien Credit Agreement in any other Loan Document, shall be deemed to be a reference to the Second Lien Credit Agreement as supplemented hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Second Lien Credit Agreement and the other Loan Documents.

(c) Each Lender party hereto hereby authorizes and directs the Administrative Agent to execute and deliver an amendment to the Intercreditor Agreement to modify the definition of “Cap Amount” to give effect to this Agreement, and agrees that it will be bound by, and will take no actions contrary to, the provisions of such amendment and of the Intercreditor Agreement as modified thereby.

SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11. Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT. THE PARTIES HERETO AGREE THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT RETAINS THE RIGHT TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT.

(c) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT.

(d) TO THE EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 9.01 OF THE SECOND LIEN CREDIT AGREEMENT. EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 12. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 13. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AVSC HOLDING CORP.,

by	/s/ J. Whitney Markowitz
Name: J. Whitney Markowitz
Title: Secretary

PSAV INTERMEDIATE CORP.,

by	/s/ Bradley J. Gross
Name: Bradley J. Gross
Title: President and Secretary

AUDIO VISUAL SERVICES CORPORATION

AUDIO VISUAL SERVICES (NY) CORPORATION

VISUAL ACTION HOLDINGS INC.

AVSC INTELLECTUAL PROPERTY MANAGEMENT, INC.

AUDIO VISUAL SERVICES GROUP, INC.

MVP INTERNATIONAL INC.

AUDIO VISUALS INTERNATIONAL, INC.

CONFERENCE SYSTEMS, INC.

AMERICAN AUDIO VISUAL CENTER, INC.

by	/s/ J. Whitney Markowitz
Name: J. Whitney Markowitz
Title: Senior Vice President, General Counsel and Secretary

Signature Page to First Amendment

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

Signature Page to First Amendment

FS INVESTMENT CORPORATION II, as a Lender

By: GSO / Blackstone Debt Funds Management LLC, as Sub-Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

LEHIGH RIVER LLC, as a Lender

By: FS Investment Corporation II, as Sole Member

By: GSO / Blackstone Debt Funds Management LLC, as Sub-Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

LOCUST STREET FUNDING LLC, as a Lender

By: FS Investment Corporation, as Sole Member

By: GSO / Blackstone Debt Funds Management LLC, as Sub-Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

JUNIATA RIVER LLC, as a Lender

By: FS Investment Corporation II, as Sole Member

By: GSO / Blackstone Debt Funds Management LLC, as Sub-Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

FS INVESTMENT CORPORATION, as a Lender

By: GSO / Blackstone Debt Funds Management LLC, as Sub-Advisor

By:	/s/ Sean Cort
Name: Sean Cort
Title: Authorized Signatory

LORD ABBETT INVESTMENT TRUST – LORD ABBETT FLOATING RATE FUND, as a Lender

By: Lord Abbett & Co LLC, as Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager

LORD ABBETT INVESTMENT TRUST – HIGH YIELD FUND, as a Lender

By: Lord Abbett & Co LLC, as Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager

TEACHER RETIREMENT SYSTEM OF OKLAHOMA, as a Lender

By: Lord Abbett & Co LLC, as Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager

METROPOLITAN LIFE INSURANCE COMPANY, as a Lender

By:	/s/ Justin E. Ryvicker
Name: Justin E. Ryvicker
Title: Director